PREPAID AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2020
Prepaid and Other Current Assets, Net
PREPAID AND OTHER CURRENT ASSETS, NET

7. PREPAID AND OTHER CURRENT ASSETS, NET

Prepaid and other current assets consisted of the following:

	As of December 31,
	2019	2020
	RMB	RMB

Amount due from Xihua Group (Note i)	49,800	49,800
Receivable from Zhenjiang operating rights (Note ii)	35,000	35,000
Prepaid input value-added tax	4,682	4,069
Due from former owners	2,848	—
Staff advances	6,591	3,723
Rental deposits	5,404	2,826
Prepayments to suppliers	13,080	9,209
Loan to third party (Note iii)	9,000	—
Subsidy receivable (Note iv)	—	4,567
Others (Note v)	11,230	8,510
Total before allowance for doubtful accounts	137,635	117,704
Less: allowance for doubtful accounts	(4,339)	(70)
Total	133,296	117,634

Allowance for doubtful accounts:

	As of December 31,
	2019	2020
	RMB	RMB

Balance at beginning of year	(9,654)	(4,339)
Addition (Note vi)	(2,765)	(1,046)
Written off (Note vi)	8,080	5,315
Balance at end of year	(4,339)	(70)

(Note i) A payable balance amounted to RMB 49,800 was recorded by a subsidiary prior to its acquisition by the Group, and such payable was indemnified by Xihua Investment Group (“Xihua Group). No provision was made for the indemnity. The indemnity balance was still outstanding as of the date of issuance of the financial statements.

(Note ii) The balance represented the prepaid operating rights to the Zhenjiang Foreign Language School and Zhenjiang International School. The Group started a negotiation of returning the operating right back to the original owner Zhenjiang Education Investment Center in the third quarter of 2011. As a result, the prepaid operating rights have been reclassified as receivable since then. As of December 31, 2019 and 2020, the payable balance to Zhenjiang Foreign Language School amounted to RMB 36,770 and RMB 36,770, respectively (see Note 13 -Accrued and Other Liabilities); therefore, no provision was made. As of the date of issuance of the financial statements, the negotiation was still in progress.

(Note iii) In December 2019, Ambow Shengying entered into a loan agreement with Beijing Dongyuanzhongheng Investment Management Co., Ltd. (“Dongyuan”). As of December 31, 2019, the outstanding principal was RMB 9,000 with annual interest rate 5%. The loan agreement did not require collateral or pledge on the loan. On April 8, 2020, the Group entered into an equity transfer intention agreement with Dongyuan to agree that the outstanding loan and interest due would be turned into part of consideration for the Group to acquire a no-less-than 51% equity interest of Hebi Ambow Ruiheng Education Technology Co., Ltd. (“Hebi School”) depending on both parties further agreement. No allowance upon such loan was provided in the year of 2019.The loan was reclassified to the other non-current asset as of December 31, 2020. Refer to Note 11-Other Non-Current Assets, Net for further information.

(Note iv) On March 6, 2020, Ambow NSAD Inc. acquired 100% of the outstanding membership interest of NewSchool. As part of the acquisition, a subsidy was provided by the seller for each of the four years after the acquisition for the loss of certain online business of NewSchool after the change of ownership. Refer to Note 23-Acquisition for further background information.

(Note v) Others mainly included inventory, prepaid education supplies, prepaid outsourcing service fee, and other miscellaneous items with trivial amounts.

(Note vi) Addition of allowance during the years of 2019 and 2020 was mainly provided against third parties due to the remote recoverability. Certain provisions were written off after all collection efforts being exhausted and the potentials for recovery was remote.